SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 12, 2008

COHERENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-05255	94-1622541
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

5100 Patrick Henry Drive

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 764-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             Results of Operations and Financial Condition

On February 12, 2008, Coherent, Inc. (the “registrant” or “Coherent”) issued a press release regarding its financial results for the fiscal quarter ended December 29, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report.

NON-GAAP FINANCIAL MEASURES: Coherent utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall business performance, for making operating decisions and for forecasting and planning future periods. Coherent considers the use of non-GAAP financial measures helpful in assessing its current financial performance, ongoing operations and prospects for the future. Ongoing operations are the ongoing revenue and expenses of the business, excluding certain costs that Coherent does not anticipate to recur on a quarterly basis or which do not reflect ongoing operations. While Coherent uses non-GAAP financial measures as a tool to enhance its understanding of certain aspects of its financial performance, Coherent does not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, Coherent believes that disclosing non-GAAP financial measures to the readers of its financial statements provides such readers with useful supplemental data that, while not a substitute for GAAP financial measures, allows for greater transparency in the review of its financial and operational performance. In assessing the overall health of its business, Coherent excluded items in the following general categories, each of which are described below:

Net Income.  We have excluded certain recurring and non-recurring items in order to enhance investors’ understanding of our ongoing operations and to compare these results across multiple fiscal periods, particularly where a one-time event may have an impact in one fiscal quarter and not another.

Each of the non-GAAP financial measures described above, and used herein, should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in Coherent’s financial results for the foreseeable future. In addition, other companies, including other companies in Coherent’s industry, may calculate non-GAAP financial measures differently than Coherent does, limiting their usefulness as a comparative tool.

ITEM 8.01             Other Events

On February 12, 2008, Coherent announced that effective on Thursday, February 14, 2008, its common stock will begin trading on the NASDAQ Global Select Market.

ITEM 9.01             Financial Statements and Exhibits

(d)               EXHIBITS:

Exhibit No.	Description
99.1	Press Release dated February 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC.
Date: February 12, 2008
	By:	/s/ Bret M. DiMarco
Bret M. DiMarco
Executive Vice President and
General Counsel